U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 29, 2015

DIVERSIFIED RESTAURANT HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	03-0606420
(State or other jurisdiction of incorporation	(I.R.S. Employer Identification No.)
or organization)

27680 Franklin Rd., Southfield, MI 48034
(248) 223-9160

(Address, including zip code and telephone number, including area code, of Registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On July 1, 2015, Diversified Restaurant Holdings Inc. (“DRH” or the “Company”)  filed, with the Securities and Exchange Commission, a Current Report on Form 8-K dated July 1, 2015 (the “Form 8-K”), in conjunction with the completion of the acquisition of substantially all of the assets of A Sure Wing, LLC, a Missouri limited liability company (collectively, “ASW”). The acquired assets consist of 18 Buffalo Wild Wings restaurants, 15 operating in Missouri and three in Illinois.

This Current Report on Form 8-K/A (the "Form 8-K/A") amends Item 9.01 of the Form 8-K to present certain audited, historical financial statements of ASW and to present certain unaudited pro forma financial statements of the Company in connection with the Company’s acquisition of substantially all of the assets of ASW, which financial statements and unaudited pro forma financial information are filed as exhibits hereto. This Form 8-K/A should be read in conjunction with the Form 8-K.

Item 9.01 Financial Statements and Exhibits.

( a)         Financial Statements of Businesses Acquired

The audited consolidated balance sheets of A Sure Wing, LLC as of December 28, 2014 and December 29, 2013 and the related consolidated statements of income, members’ equity, and cash flows for the years ended December 28, 2014 and December 29, 2013 and the notes to consolidated financial statements related thereto are filed as part of Exhibit 99.1 to this Form 8-K/A.

The unaudited consolidated balance sheets of A Sure Wing, LLC as of June 29, 2014 and December 28, 2014 and the related unaudited consolidated statements of income, members’ equity, and cash flows for the six months ended June 28, 2015 and June 29, 2014 and the notes to consolidated financial statements related thereto are filed as part of Exhibit 99.2 to this Form 8-K/A.

(b)          Pro Forma Financial Information

The unaudited pro forma combined financial statements with respect to the transaction are filed as Exhibit 99.3 to this Form 8-K/A.

(d)          Exhibits

Exhibit Number	Description
99.1
Audited consolidated balance sheets of A Sure Wing, LLC as of December 28, 2014 and December 29, 2013 the related consolidated statements of income, members’ equity, and cash flows for the years ended December 28, 2014 and December 29, 2013 and the notes to consolidated financial statements related thereto.

99.2
The unaudited consolidated balance sheets of A Sure Wing, LLC  June 28, 2015 and December 28, 2014 and the related unaudited consolidated statements of income and members’ equity for the second quarter ended June 28, 2015 and June 29, 2014 and the notes to consolidated financial statements related thereto.

99.3	Unaudited Pro Forma Combined Financial Statements of Diversified Restaurant Holdings, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 3, 2015	DIVERSIFIED RESTAURANT HOLDINGS, INC.
	By:	/s/ T. Michael Ansley
T. Michael Ansley
Chairman of the Board, President, Chief Executive Officer, and Principal Executive Officer

	By:	/s/ David G. Burke
Chief Financial Officer, Treasurer, Principal Financial Officer, and Principal Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1
Audited consolidated balance sheets of A Sure Wing, LLC as of December 28, 2014 and December 29, 2013 the related consolidated statements of operations, members’ equity, and cash flows for the years ended December 28, 2014 and December 29, 2013 and the notes to consolidated financial statements related thereto.

99.2
The unaudited consolidated balance sheets of A Sure Wing, LLC June 28, 2015 and December 28, 2014 and the related unaudited consolidated statements of income and members’ equity for the six months ended June 28, 2015 and June 29, 2014 and the notes to consolidated financial statements related thereto.

99.3	Unaudited Pro Forma Combined Financial Statements of Diversified Restaurant Holdings, Inc.